EXHIBIT 10.1

                           LOAN MODIFICATION AGREEMENT

This Loan Modification Agreement is entered into as of August 15, 2002, by and between Insightful Corporation (the "Borrower") and Silicon Valley Bank ("Bank").

1.     DESCRIPTION  OF  EXISTING  OBLIGATIONS:     among other Obligations which
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may  be  owing  by  Borrower  to Bank, Borrower is indebted to Bank pursuant to, among other documents, a Loan and Security Agreement, dated March 29, 2002, as may be amended from time to time (the "Loan Agreement"). The Loan Agreement provides for, among other things, a Committed Revolving Line in the original principal amount of Three Million five Hundred Thousand Dollars ($3,500,000) and a Committed Equipment Line in the original principal amount of One Million Five Hundred Thousand Dollars ($1,500,000). Defined terms used but not otherwise defined herein shall have the same meanings as set forth in the loan Agreement.

Hereinafter, all indebtedness owing by Borrower to Bank shall be referred to as the "Obligations."

2.     DESCRIPTION OF COLLATERAL.     Repayment of the Obligations is secured by
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the  collateral  as  described  in  the  Loan  Agreement.

Hereinafter, the above-described security documents and guaranties, together with all other documents securing repayment of the Obligations shall be referred to as the "Security Documents". Hereinafter, the Security Documents, together with all other documents evidencing or securing the Obligations shall be referred to as the "Existing Loan Documents".

3.     DESCRIPTION  OF  CHANGE  IN  TERMS.
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       a.   modification(s) to Loan Agreement.
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          1.   Notwithstanding  any  of  the  terms  and conditions contained in
               Subsection (i) of the Sub-letter (a) under section 6.2 entitled "Financial Statements, Reports, Certificates", Borrower shall deliver to Bank its July 31, 2002 monthly-consolidated balance sheet and income statements (with projections to the current quarters end) together with a Compliance Certificate no later than September 20, 2002.

          2. Notwithstanding any of the terms and conditions contained in Sub-letter (a) under Section 6.7 entitled "Financial Covenants", Borrower's Net Loss for the quarter ending September 30, 2002 only, shall not exceed $1,000,000, provided, however, Borrower may exclude from the Net Loss an additional amount of not more than $700,000 for a one time restructuring charge.

4.     CONSISTENT  CHANGES.     The  Existing  Loan Documents are hereby amended
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wherever necessary to reflect the changes described above.

5.     NO  DEFENSES  OF  BORROWER.          Borrower agrees that, as of the date
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hereof, it has no defenses against paying any of the Obligations.

6.     CONTINUING  VALIDITY.     Borrower  understands  and  agrees  that  in
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modifying  the  existing  Indebtedness,  Bank  is  relying  upon  Borrower's representations, warranties, and agreements, as set forth in the Existing Loan Documents. Except as expressly modified pursuant to this Loan Modification Agreement, the terms of the Existing Loan documents remain unchanged and in full force and effect. Bank's agreement to modifications to the existing Obligations pursuant to this Loan Modification Agreement in no way shall obligate Bank to make any future modifications to the Obligations. Nothing in this Loan modification Agreement shall constitute a satisfaction of the Obligations. It is the intention of Bank and Borrower to retain as liable parties all makers and endorsers of Existing Loan documents, unless the party is expressly released by Bank in writing. Unless expressly released herein, no maker, endorser, or guarantor will be released by virtue of this Loan Modification Agreement. The terms of this paragraph apply not only to this Loan Modification Agreement, but also to all subsequent loan modification agreements.

     This Loan modification Agreement is executed as of the date first written above.

BORROWER:                                       BANK:

INSIGHTFUL CORPORATION                          SILICON VALLEY BANK

By:                                             By:
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Name:                                           Name:
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Title:                                          Title:
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